Exhibit 99.2



                                LEHMAN BROTHERS

                                  Transaction

Date:   23 February, 2006

To:     Countrywide Home Loans, Inc.
        Attention:  Documentation Unit

From:   Lehman Brothers Special Financing Inc.
        Mandy Lee - Confirmations Group
        Facsimile:  (+1) 648-885-9551 (United States of America)
        Phone:  212-526-9257

Ref. Numbers: Risk ID: 1133871L, 1133869L / Effort ID: N852679 /
     Global Deal ID: 2409509, 2409782

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Dear Sir or Madam:


The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") and entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party Be each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands that risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.



                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

  Trade Date:                                16 February, 2006

  Effective Date:                            27 February, 2006

  Termination Date:                          25 February, 2011

                                             For purposes of the final Calculation Period on the Floating
                                             Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts,
                                             Termination Date will be subject to No Adjustment.

  Notional Amount:                           With respect to each Calculation Period, the lesser of (i) the
                                             Notional Amount as set forth in Appendix A attached hereto and
                                             (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of March 2006.

  Referenced Assets:                         CWABS Trust Series 2006-3 Class 1A (Cusip: 126670VW5), Class 2A1
                                             (Cusip: 126670VX3), Class 2A2 (Cusip: 126670VY1), Class 2A3
                                             (Cusip: 126670V28), Class 3A1 (Cusip: 126670WA2), Class 3A
                                             (Cusip: 126670WBO),Class M1 (Cusip: 126670WC8),Class M2 (Cusip:
                                             126670WD6), Class M3 (Cusip: 126670WE4), Class M4 (Cusip:
                                             126670WF1), Class M5 (Cusip: 126670WG9), Class M (Cusip:
                                             126670WH7), Class M7 (Cusip: 126670WJ3), Class M8 (Cusip:
                                             126670WKO), Class B Cusip: 126670WL8).

  Principal Balance:                         As reported on Bloomberg Financial Services, Inc. ("Bloomberg"):
                                             by entering the Cusip,  type ______, . If Bloomberg
                                             fails to publish the aggregate Principal Balance of the
                                             Referenced Assets of the parties fail to agree on the aggregate
                                             Principal Balance of the Referenced Assets for any Calculation
                                             Period, the aggregate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the
                                             Pooling and Servicing Agreement dated as of 01 February, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller,
                                             Part Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as Master Servicer,
                                             and The Bank of New York, as trustee.

Floating Amounts:

  Floating Amount Payer:                     Party A

  Floating Amount Payer Period End Dates:    The 25th calendar day of each month, from and including 25 March, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.



                                                 2

  Floating Amount Payer Payment Dates"       One (1) Business Days prior to each Floating Amount Payer Period End Date.

  Floating Rate Option:                      USD-LIBOR-BBA

  Designated Maturity:                       1 month

  Spread:                                    Inapplicable

  Floating Rate Day Count                    Actual 360

  Fraction:

  Reset Dates:                               The first day of each Calculation Period

Fixed Amounts:

  Fixed Amount Payer:                        Payer 3

  Fixed Amount Payer Period End Dates:       The 25th calendar day of each month, from and including 25 March, 2006 to and including the Termination Date, with No Adjustment of Period
                                             End Date.

  Fixed Amount Payer Payment Dates:          The 25th calendar day of each month, from and including 25 March,
                                             2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

  Fixed Rate:                                5.0_% per annum

  Fixed Rate Day Count Fraction:             30/ 60

Business Days:                               New York

Additional Payments:                         Party B Shall pay Party A the sum of USD 3,375,000 on 27
                                             February, 2006 subject to adjustment in accordance with the
                                             Following Business Day Convention.

Additional Provisions:

  Netting:                                   With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net
                                             Payment Amount shall be paid by Party A to Party B on the
                                             Floating Amount Payer Payment Date and if a Net Payment Amount
                                             for such Calculation Period is owed by Party B, then such Net
                                             Payment Amount shall be paid by Party B to Party A on the Fixed
                                             Amount Payer Payment Date.

                                             Where,

                                             Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Miscellaneous:



                                      3

  Calculation Agent:                         As stated in the Agreement.

  Office:                                    For the purposes of this Transaction, Part A is not a Multibranch
                                             Party, and Party B is not a Multibranch Party.

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.

Yours sincerely,                         Accepted and agreed to:

Lehman Brothers Special Financing Inc.   Countrywide Home Loans, Inc.

Anatoly Kozlov                           By:  ____________________________
Lehman Brothers Special Financing Inc.   Name:
                                         Title:

                                         Brad Coburn
                                         Managing Director and Assistant
                                         Treasurer

                                   Appendix

Calculation Periods up to but exceeding the Notional amount (USD):
Payment Date scheduled to occur:

25 March, 2006                                  1,078,000,000.00
25 April, 2006                                  1,066,677,260.00
25 May, 206                                     1,054,077,256.00
25 June, 2006                                   1,040,217,625.00
25 July, 2006                                   1,025,120,982.00
25 August, 2006                                 1,008,814,930.00
25 September, 2006                                991,313,107.00
25 October, 2006                                  973,144,790.00
25 November, 2006                                 953,881,737.00
25 December, 2006                                 933,570,957.00
25 January, 2007                                  912,817,167.00
25 February, 2007                                 891,174,111.00
25 March, 2007                                    868,536,971.00
25 April, 2007                                    845,326,567.00
25 May, 2007                                      821,343,298.00
25 June, 2007                                     771,659,291.00
25 July, 2007                                     971,349,578.00
25 August, 2007                                   745,502,893.00
25 September, 2007                                720,564,414.00
25 October, 2007                                  696,518,002.00
25 November, 2007                                 673,333,722.00
25 December, 2007                                 650,982,666.00
25 January, 2008                                  629,436,927.00
25 February, 2008                                 600,109,455.00
25 March, 2008                                    572,331,685.00
25 April, 2008                                    546,649,695.00
25 May, 2008                                      522,356,427.00
25 June, 2008                                     499,376,124.00
25 July, 2008                                     477,637,494.00
25 August, 2008                                   462,001,050.00

                                          Appendix A

Calculation Periods up to but exceeding the Notional amount (USD):
Payment Date scheduled to occur:

25 September, 2008                                446,960,763.00
25 October, 2008                                  432,506,434.00
25 November, 2008                                 418,618,543.00
25 December, 2008                                 405,278,260.00
25 January, 2009                                  392,467,412.00
25 February, 2009                                 375,249,788.00
25 March, 2009                                    358,972,003.00
25 April, 2009                                    343,665,722.00
25 May, 2009                                      329,190,003.00
25 June, 2009                                     315,501,705.00
25 July, 2009                                     302,560,142.00
25 August, 2009                                   292,949,251.00
25 September, 2009                                283,727,231.00
25 October, 2009                                  274,886,120.00
25 November, 2009                                 266,410,674.00
25 December, 2009                                 258,254,604.00
25 January, 2010                                  250,394,016.00
25 February, 2010                                 242,673,699.00
25 March, 2010                                    235,233,485.00
25 April, 2010                                    227,898,618.00
25 May, 2010                                      220,867,664.00
25 June, 2010                                     214,109,461.00
25 July, 2010                                     207,595,852.00
25 August, 2010                                   201,246,010.00
25 September, 2010                                195,125,800.00
25 October, 2010                                  189,226,935.00
25 November, 2010                                 183,541,558.00
25 December, 2010                                 178,059,452.00
25 January, 2010                                  172,766,369.00
25 February, 2011                                 167,631,913.00